Mattersight Q3 2012 Earnings Webinar November 7, 2012 Exhibit 99.2

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Confidential & Restricted © 2012 Mattersight Corporation

Safe Harbor Language
During today’s call we will be making both historical and
forward-looking statements in order to help you better
understand our business.  These forward-looking statements
include references to our plans, intentions, expectations,
beliefs, strategies and objectives.  Any forward-looking
statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and
uncertainties that could cause actual results to differ
materially from those stated or implied by the forward-
looking statements.  The risks and uncertainties associated
with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year
ended December 31, 2011, our quarterly reports on Form
10-Q, as well as our press release issued earlier today.
Mattersight undertakes no obligation to publicly update or
revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by
Mattersight Corporation.

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Discussion Topics 3 • Summary • Q3 Review • Predictive Routing Application • Business Model Discussion • Q4 Outlook

Summary

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Project Delays Continue to Impact Revenues
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Revenues from All Delayed Projects Are Moving Forward and
We Will Begin to Recognize Revs in Late Q4 or Q1
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Encouraging Q4 Bookings Outlook
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Very Positive Response to Predictive Routing Application
•
Bending Expenses Down
•
Looking to Cross Chasm by Q4 2013

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Status of Project Delays 5 Project Impact on Q3/Q4 2012 Status Desktop Analytics Projects $1.0m Ramping in late Q4 and Q1 Major Expansion $0.4m Expansion Starting Late in Q4 Total $1.4m

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Pilot Review

Q3 2012 Year/Year
Beginning Pilots 17 5
New Logos Added 1 6
Other Pilots Added 0 10
Pilots Converted 0 (2)
Pilots Non Converted 0 (1)
Pilots Cancelled Due to
Budget Issues
(2) (2)
Ending Pilots 16 16
Year/Year Pilots increased from 5 to 16
Expect to convert 3-4 Pilots in Q4

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Backlog Review 7 Q3 2012 Beginning Backlog $104.6m Bookings $8.6m Recognized Revenues $7.7m Backlog Adjustments ($8.7m) Ending Backlog $96.8m

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Behavioral Connection and Business Outcome

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Discovered a Powerful Insight Regarding the Impact of Behavioral
Connections and Business Outcome
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There is Significant Variability Between Business Outcomes and
Employee/Customer Behavioral Connections
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Sample Outcomes Data
•
Feeding this Data to Mattersight’s Predictive Routing Engine Can
Drive Significant Benefits
Business Outcome Impact of Behavioral Connections
Customer Service Costs 35%-40%
Customer Attrition Rates 25%-50%
Sales Conversion Rates 85%-230%
Private Sector Education App Rates 200%-300%

Why Predictive Routing Could Be A Game Changer for Mattersight

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Reduce Sales Friction… “It’s Simple and Compelling”
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Much larger benefits
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No client effort required to achieve benefits
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Easy to explain and understand
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Opens up Analytics to SMB Market
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Reduce Timeframe to Revenue
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1-2 month shorter deployment time
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Benefits realization is immediate
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Potentially Better Economics
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Higher per user revenues
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Lower cost per user
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Simplify Contracting
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Can move away from long contract commitments to shorter commitments
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Risks
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New integration points
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Not all companies have needed infrastructure

Business Model

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Drivers of Subscription Revenue Growth
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We continue to believe we will convert ~75% of our Pilots
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Add-Ons should increase revenues by 8%-10% on an annual basis
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We expect revenue retention rates will be ~95%
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We remain in the hunt for a very large contract associated with the implementation of the Affordable Care Act
•
Gross Margin Expansion
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Gross Margins will expand ~700bps in 2012 to ~61%
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We currently expect Gross Margins will expand an additional 200-300 bps in 2013
•
Expense Management
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We currently expect total SG&A expenses will be flat to down ~5% in 2013 as compared to 2012
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We expect our headcount will be basically flat over the next four quarters at
~235 employees
•
Breakeven Point
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We currently expect our Adjusted Earnings Breakeven will be ~$10.0m to
$10.5m in quarterly revenues
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Cash
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We expect our cash balance will be essentially flat in Q4 at ~$14.5m
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In addition to our cash, we have ~$5.0m available on our Line of Credit

Q4 Outlook

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Q4 Bookings
– Good Start to Q4
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~$2m in total Bookings
•
2 Pilot conversions
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2 other deals awaiting signature
– Q4 Outlook
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3-4 Pilot conversions
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1-2 new Logos
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3-5 total new Pilots
•
4% to 6% Sequential Revenue Growth in Q4

Summary

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Leader in an Emerging Big Data Market
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Highly Differentiated Product
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Products and Delivery Model Analytics Drives Significant
Tangible ROI
•
Significant Potential Value of Our Predictive Routing
Application
•
Pipeline Continues to Strengthen

13 Thank You • Kelly Conway - 847.582.7200 - kelly.conway@mattersight.com • Mark Iserloth - 312.454.3613 - mark.iserloth@mattersight.com